Exhibit 99

                      SECURITIES AND  EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    EXHIBITS

                                       To

                                    Form S-1

                             Registration Statement
                                     Under
                           The Securities Act of 1933

                             Farmland Industries, Inc.



                                 EXHIBIT INDEX

     The following exhibits are filed as a part of this Form S-1 Registration Statement. Certain of these exhibits are incorporated by reference as indicated. Items marked with an asterisk (*) are filed herein.

Exhibit No.                       Description of Exhibits

      UNDERWRITING AGREEMENT:

  1.A Underwriting Agreement between Farmland Industries, Inc. and Farmland
      Securities Company, dated December 6, 1989. (Incorporated by Reference - Form S-1 No. 33-56821 filed December 12, 1994)

      1.A(1) Amendment, dated December 5, 1994, to the agreement, dated December 6, 1989 between Farmland Industries, Inc. and Farmland
               Securities Company.   (Incorporated by Reference - Form S-1 No.
               33-56821, filed December 12, 1994)

  1.B Sales Agency Agreement between Farmland Industries, Inc. and American
      Heartland Investment, Inc., dated December 29, 1993. (Incorporated by Reference - Form S-1 No. 33-56821, filed December 12, 1994)
      ARTICLES OF INCORPORATION AND BYLAWS:

  3.A Articles of Incorporation and Bylaws of Farmland Industries, Inc.
      effective December 1, 1994. (Incorporated by Reference - Form 10-K, filed November 28, 1995)

      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
      INDENTURES:

  4.(i)A Trust Indenture dated November 20, 1981, as amended January 4, 1982, including specimen of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No. 2-75071, effective January 7, 1982)

  4.(i)B Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 10-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

      4.(i)B(1)    Amendment Number 2, dated December 3, 1991, to Trust
               Indenture dated November 8, 1984 as amended January 3, 1985 covering Farmland Industries, Inc.'s 10-Year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form SE, dated December 3, 1991)

  4.(i)C  Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 5-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)
      4.(i)C(1)    Amendment Number 2, dated December 3, 1991, to Trust
               Indenture dated November 8, 1984 as amended January 3, 1985 covering Farmland Industries, Inc.'s 5-Year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form SE, dated December 3, 1991)

  4.(i)D Trust Indenture dated November 8, 1984, as amended January 3, 1985 and November 20, 1985, including specimen of 10-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

  4.(i)E  Trust Indenture dated November 11, 1985 including specimen of the
      5-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 33-1970, effective December 31, 1985)

  4.(ii)A Credit Agreement between Farmland Industries, Inc. and various banks dated May 15, 1996, (Incorporated by Reference - Form 10-Q filed July 15,
      1996)

* 5 Opinion of Robert B. Terry, Vice President and General Counsel of Farmland Industries, Inc. re Legality

      MATERIAL CONTRACTS:

      LEASE CONTRACTS:

 10.(i)A  Leveraged lease dated September 6, 1991, among the First National
      Bank of Chicago, not individually but solely as Trustee for AT&T Commercial Finance Corporation, The Boatmen's National Bank of St. Louis, Firstier Bank, N.A. and Norwest Bank Minnesota, National Association and Farmland Industries, Inc. in the amount of $73,153,000. (Incorporated by Reference - Form SE, filed December 3, 1991)

 10.(i)B Leveraged lease dated March 17, 1977, among the First National Bank of Commerce as Trustee for General Electric Credit Corporation as Beneficiary and Farmland Industries, Inc. in the amount of $51,909,257.90. (Incorporated by Reference - Form S-1, No. 2-60372, effective December 22, 1977)

      MANAGEMENT REMUNERATIVE PLANS:

 10.(iii)AAnnual Employee Variable Compensation Plan (September 1, 1996 -
      August 31, 1997) (Incorporated by Reference - Form 10-K, filed November 27, 1996)

 10.(iii)BFarmland Industries, Inc. Management Long-Term Incentive Plan
      (Effective September 1, 1995) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

      10.(iii)B(1) Exhibit E (Fiscal years 1997 through 1999) (Incorporated by
               Reference - Form 10-K, filed November 27, 1996)
 10.(iii)CFarmland Industries, Inc. Supplemental Executive Retirement Plan
      (Effective January 1, 1994) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

      10.(iii)C(1) Resolution Approving the Revision of Appendix A and Appendix
               A (Incorporated by Reference - Form 10-K, filed November 27,
               1996)

 10.(iii)DFarmland Industries, Inc. Executive Deferred Compensation Plan (As
      Amended and Restated Effective November 1, 1996) (Incorporated by Reference - Form 10-K, filed November 27, 1996)

*12   Computation of Ratios

*21   Subsidiaries of the Registrant

      CONSENTS OF EXPERTS AND COUNSEL:

*23.A Independent Auditors' Consent

*23.B Consent of Special Tax Counsel

*23.C Consent of Qualified Independent Underwriter

 23.D Consent of Robert B. Terry, Vice President and General Counsel of
      Farmland Industries, Inc. (included in Exhibit 5)

*24   Power of Attorney

*25.A Statement of Eligibility of Trustee and Qualification of UMB Bank,
      National Association Trustee, Form T-1.
*25.B Statement of Eligibility of Trustee and Qualification of Commerce Bank of
      Kansas City, National Association as Trustee, Form T-1.